UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2026

PUBLIC STORAGE

(Exact name of registrant as specified in its charter)

Maryland	001-33519	93-2834996
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2811 Internet Boulevard
Frisco, Texas	75034
(Address of principal executive offices)	(Zip Code)

(469) 649-9486

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series N, $0.01 par value	PSAPrN	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.900% Cum Pref Share, Series O, $0.01 par value	PSAPrO	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series P, $0.01 par value	PSAPrP	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.950% Cum Pref Share, Series Q, $0.01 par value	PSAPrQ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series R, $0.01 par value	PSAPrR	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.100% Cum Pref Share, Series S, $0.01 par value	PSAPrS	New York Stock Exchange
Guarantee of 0.875% Senior Notes due 2032 issued by Public Storage Operating Company	PSA/32	New York Stock Exchange
Guarantee of 0.500% Senior Notes due 2030 issued by Public Storage Operating Company	PSA/30	New York Stock Exchange
Guarantee of 3.500% Senior Notes due 2034 issued by Public Storage Operating Company	PSA/34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 6, 2026, Public Storage (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). Three proposals were submitted to the Company’s shareholders for a vote at the Annual Meeting.

The three proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 27, 2026. The final results for the votes for each proposal are set forth below.

1.

The shareholders elected twelve trustees to the Board of Trustees to hold office until the 2027 Annual Meeting of Shareholders or until their successors are duly qualified and elected. The votes for each nominee were as follows:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Shankh S. Mitra	119,776,622	38,269,586	602,176	5,685,946
H. Thomas Boyle	157,834,132	387,152	427,100	5,685,946
Tamara Hughes Gustavson	155,288,212	2,935,549	424,623	5,685,946
Ronald L. Havner, Jr.	154,723,194	3,486,377	438,813	5,685,946
Maria R. Hawthorne	155,152,627	2,865,615	630,142	5,685,946
Rebecca Owen	155,529,729	2,489,593	629,062	5,685,946
Luke Petherbridge	156,581,640	1,637,709	429,035	5,685,946
Kristy M. Pipes	151,715,145	6,508,371	424,868	5,685,946
Avedick B. Poladian	148,849,890	9,365,973	432,521	5,685,946
Tariq M. Shaukat	155,984,647	2,234,570	429,167	5,685,946
Ronald P. Spogli	153,037,264	5,178,852	432,268	5,685,946
Paul S. Williams	155,260,513	2,755,506	632,365	5,685,946

2.	The shareholders approved the advisory vote to approve the compensation of named executive officers as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
153,511,123	4,450,802	686,459	5,685,946

3.	The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
153,317,363	10,957,104	59,863	—

Item 8.01	Other Events

Subsequent to the Annual Meeting, the Board of Trustees approved the following committee assignments, effective May 6, 2026:

Audit Committee	Compensation and Human Capital Committee	Nominating, Governance and Sustainability Committee
Luke Petherbridge (Chair)	Avedick B. Poladian (Chair)	Kristy M. Pipes (Chair)
Maria R. Hawthorne	Rebecca Owen	Maria R. Hawthorne
Kristy M. Pipes	Ronald P. Spogli	Rebecca Owen
Avedick B. Poladian	Paul S. Williams	Paul S. Williams
Tariq M. Shaukat

Additionally, the Board of Trustees re-appointed Mr. Mitra to serve as the Chairman of the Board of Trustees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

/s/ Nathaniel A. Vitan
Nathaniel A. Vitan
Date: May 11, 2026	Chief Legal Officer & Corporate Secretary